                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE

MEDIA CONTACT:    Tina Farrington, 419-784-2549, rfcmkt@rurban.net
INVESTOR CONTACT: Valda Colbart, 419-784-2759, rfcinv@rurban.net

              RURBAN FINANCIAL CORP. POSTS THIRD QUARTER NET INCOME

              OF $698.6 THOUSAND, UP 249.7% OVER THIRD QUARTER 2003

Defiance, Ohio, October 25, 2004 -- Rurban Financial Corp. (Nasdaq: RBNF), a leading provider of full-service banking, investment management, trust services and bank data processing, today announced third quarter 2004 net income of $698.6 thousand, an increase of 249.7 percent over third quarter 2003 net income of $199.8 thousand and relatively flat when compared with second quarter 2004 net income of $709.0 thousand. On a diluted per share basis, earnings were $0.15 for the third quarter of 2004 compared with $0.04 for the year-ago period. For the nine months ending September 30, 2004, Rurban's net income totaled $2.0 million compared with nine-month 2003 earnings of $11.9 million. Included in Rurban's 2003 nine-month net income were the pre-tax gains of $20.0 million from branch sales which were undertaken to strengthen capital and re-build core earnings.

Earnings: (Three months ended)              September 2004          June 2004         September 2003
------------------------------              --------------          ---------         --------------
                                            (dollars in thousands except per share data)

Diluted EPS                                 $0.15                   $0.16             $0.04
Net interest income                         $3,154                  $2,910            $2,705
Provision for loan losses                   $320                    ($340)            $0
Non-interest income                         $4,080                  $4,083            $3,584
Non-interest expense                        $5,911                  $6,565            $6,011
Net income                                  $699                    $709              $200

Kenneth A. Joyce, President and Chief Executive Officer of Rurban, commented, "We are encouraged by the progress we've made in revenue and bottom line growth since our earnings low point a year ago. We have restructured our balance sheet to improve net interest income while we build core sources of non-interest revenues. At the same time, our focus on expense control has allowed us to maintain non-interest expense below year-ago levels."

Joyce further commented, "Our earnings improvement was accomplished against a backdrop of intensified efforts to reduce the level of classified loans throughout the Corporation while maintaining adequate loan loss reserves. Classified assets were reduced by $5.1 million during the third quarter with only $1.9 million reflected in net charge-offs.

"Earlier in the quarter," Joyce continued, "the Corporation received permission from the Regulators to pay the previously accrued current and deferred Trust Preferred interest on our $10 million issue of Trust Preferred Securities which had been deferred since July 2002. We view this as an important step toward the ultimate resumption of common dividends to our stockholders, and we are pressing forward to achieve that goal."

Total revenues, net interest income plus non-interest income, for the third quarter of 2004 were $7.2 million, a 15.0 percent increase above the $6.3 million reported for the year-ago quarter. Net interest income was $3.2 million for the third quarter, an increase of $449.9 thousand or 16.6 percent, from the same period a year ago. This improvement was the result of an 85 basis point, or
34.0 percent, increase in net interest margin to 3.35 percent in the current quarter compared with year-ago results, partially offset by a 12.9 percent decline in average earning assets. A higher level of investment portfolio earnings and the elimination and repricing of higher cost interest-bearing liabilities were the primary factors contributing to the improvement.

"Our core fee-based businesses, namely data processing and trust services, continue to perform very well and are a driving force in the growth of our company," noted Mr. Joyce. Non-interest income was $4.1 million, an increase of
13.8 percent from third quarter 2003 levels. Excluding gains on the sale of securities, non-interest income rose 10.7 percent. RDSI, the data processing subsidiary, generated a 13.2 percent increase in data service fees, while trust revenues increased 29.9 percent. Mr. Joyce added that RDSI is benefiting from both new clients and the opportunities arising from Check 21 implementation. The $465.8 thousand improvement in core fee-based businesses, in addition to a $44.8 thousand increase in customer service fees, more than offset the lower level of revenues from the sale of mortgage loan originations in the secondary market. Loan origination income declined $81.5 thousand from third quarter 2003 principally as a result of the general softening in the re-finance activity in the residential real estate markets. During the current quarter, the Corporation also disposed of its final piece of OREO which resulted in a net loss on the disposal of all repossessed assets during the quarter of $10.5 thousand, a decrease of $65.5 thousand from the third quarter of last year.

Non-interest expenses continue to be well-controlled, declining 1.7 percent from the prior-year third quarter. Salary and benefit costs increased by 7.4 percent, or $211.4 thousand, primarily as a result of the Corporation absorbing a higher level of costs associated with employee medical benefit plans rather than passing these costs on to individual employees, coupled with normal merit increases granted to non-executive employees. These costs were primarily offset by reductions in professional fees, which include legal costs associated with loan collections of $171.2 thousand, and a reduction in state and local taxes of $155.1 thousand relating to the recovery of certain non-income related taxes made in prior years.

CREDIT QUALITY:                          September 2004          June 2004         September 2003
---------------                          --------------          ---------         --------------
                                         (dollars in thousands)

Net charge-offs                          $1,875                  $982              $1,043
Net charge-offs/avg. loans               0.68%                   0.36%             0.33%
Allowance for loan loss                  $5,369                  $6,923            $11,256
Allowance for loan loss/loans            1.97%                   2.56%             3.73%

Commenting on asset quality, Mr. Joyce noted, "We continue to make excellent progress in reducing our problem loans. Non-performing assets were 3.81 percent of total consolidated assets at September 30, 2004 compared with 4.14 percent for the linked quarter and 4.61 percent twelve months ago."

Net charge-offs for the third quarter were $1.9 million, or an annualized 2.76 percent of average loans, compared with 1.33 percent for the third quarter of 2003. During the third quarter, events involving four separate borrowers culminated in either negotiated settlements or the realization of additional losses over and above the amounts previously identified and provided for in the loan loss reserve. As a result, the loan loss provision was increased by $169.5 thousand over the quarterly accrual rate of $150.0 thousand, to $319.5 thousand. "We believe that the higher provision addresses the identified risk remaining in our problem loan portfolio," Mr. Joyce added. Loan loss reserves were 1.97 percent of total loans at September 30, 2004.

Mr. Joyce concluded, "We will maintain our relentless efforts to improve the earnings level of the Corporation and will work hard to continue the earnings momentum achieved since the third quarter of last year. We are cautiously optimistic that our efforts will be rewarded by the ultimate resumption of dividends to our shareholders. Shareholders' equity at September 30, 2004 was $50.1 million, an increase of 4.4 percent from twelve months ago. Our capital position continues to improve, which will provide a strong springboard as we enter the next phase of our building process. The risk-based capital ratio of State Bank and Trust is 14.85 percent and for the holding company, the ratio is
21.60 percent. We look forward to 2005 and the opportunity to deploy this capital and increase the return to our shareholders."

ABOUT RURBAN FINANCIAL CORP.
----------------------------

Rurban Financial Corp. is a publicly held bank holding company based in Defiance, Ohio and is located on the Internet at http://www.rurbanfinancial.net. Rurban's common stock is quoted on the Nasdaq National Market System under the symbol RBNF. The Company currently has 10,000,000 shares of stock authorized and 4,567,968 shares outstanding.

Rurban's wholly owned subsidiaries are The State Bank and Trust Company, Reliance Financial Services, N.A., Rurbanc Data Services, Inc. (RDSI) and RFCBC, Inc. The State Bank and Trust Company offers a full range of financial services through their offices in Defiance, Paulding and Fulton Counties. Reliance Financial Services, N.A. offers a diversified array of trust and financial services to customers throughout the Mid-West. RDSI provides data processing services to community banks in Ohio, Michigan, Indiana, Illinois and Missouri.

FORWARD-LOOKING STATEMENTS
--------------------------

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

               RURBAN FINANCIAL CORP.
         CONSOLIDATED FINANCIAL HIGHLIGHTS
                    (UNAUDITED)

---------------------------------------------------   ---------       ---------       ---------      --------        --------
                                                       3RD QTR         2ND QTR         1ST QTR       4TH QTR         3RD QTR
(dollars in thousands except per share data)            2004            2004            2004           2003            2003
---------------------------------------------------   ---------       ---------       ---------      --------        --------
EARNINGS
   Net interest income                                $   3,154          2,910           2,984          2,887           2,705
   Provision for loan loss                            $     320           (340)            150            (60)              0
   Other income                                       $   4,080          4,083           4,335          3,669           3,584
   Revenue (net interest income plus other income)        7,234          6,993           7,319          6,556           6,289
   Other expense                                      $   5,911          6,565           6,289          6,144           6,011
   NET INCOME                                         $     699            709             612            326             199

PER SHARE DATA
   Basic earnings per share                           $    0.15           0.16            0.13           0.07            0.04
   Diluted earnings per share                         $    0.15           0.16            0.13           0.07            0.04
   Book value per share                               $   10.95          10.56           10.79          10.60           10.50
   Tangible book value per share                      $   10.37           9.96           10.18           9.99            9.88
   Cash dividend per share                            $       0              0               0              0               0

PERFORMANCE RATIOS
   Return on average assets                                0.66%          0.68%           0.57%          0.30%           0.17%
   Return on average equity                                5.73%          5.84%           5.02%          2.71%           1.66%
   Net interest margin (tax equivalent)                    3.35%          3.10%           3.09%          2.72%           2.50%
   Other expense / Average assets                          5.58%          6.28%           5.88%          5.62%           5.16%
   Efficiency Ratio                                       81.71%         93.88%          85.93%         93.72%          95.58%
   Other income/Total operating revenue (net
    interest income plus other income)                    56.40%         58.39%          59.23%         55.96%          56.99%

MARKET DATA
   Market value per share -- Period end               $   12.88          12.28           15.15          13.85           14.00
   Market as a % of book                                   1.18           1.16            1.40           1.31            1.33
   Cash dividend yield                                     0.00%          0.00%           0.00%          0.00%           0.00%
   Common stock dividend payout ratio                      0.00%          0.00%           0.00%          0.00%           0.00%
   Period-end common shares outstanding (000)             4,568          4,567           4,567          4,566           4,566
   Common stock market capitalization ($Thousands)    $  58,835         56,086          69,195         63,237          63,920

CAPITAL & LIQUIDITY
   Equity to assets                                       12.07%         11.62%          11.68%         11.11%          10.93%
   Period-end tangible equity to assets                   11.46%         10.96%          11.03%         10.47%          10.44%
   Total risk-based capital ratio                         21.6%          21.0%           20.3%          19.7%           18.9%
   Average loans to average deposits                      93.06%         90.00%          88.18%        101.14%          85.26%

ASSET QUALITY
  Net charge-offs                                     $   1,875            982           2,086          1,015           1,043
  Net loan charge-offs/ Average loans (Annualized)         2.76%          1.45%           3.03%          1.37%           1.33%
  Non-performing loans (includes 90-days past due)    $    15.5           16.5            17.9           18.4            18.9
  OREOs                                               $     0.0            0.6             1.1            1.6             1.3
  90-day past dues                                    $    10.3           10.1             7.3           12.1            13.5
  Non-performing Assets + 90-day past due/ Total
   assets - consolidated                                   3.81%          4.14%           4.50%          4.59%           4.61%
  Allowance for loan losses/ Total loans                   1.97%          2.56%           3.06%          3.58%           3.73%
  Allowance for loan losses/Non-performing Assets
   (includes 90 days past due)                             34.8%          40.1%           43.2%          51.0%           55.9%

END OF PERIOD BALANCES
   Total loans, net of unearned fees                  $ 271,827        270,692         269,316        284,104         301,785
   Total assets                                       $ 414,699        415,026         421,751        435,312         438,492
   Deposits                                           $ 289,982        290,991         307,727        317,475         327,025
   Stockholders' equity                               $  50,004         48,227          49,274         48,383          47,936
   Full-time equivalent employees                           223            223             227            232             238

AVERAGE BALANCES
   Loans                                              $ 271,387        271,333         275,514        296,509         313,359
   Total earning assets                               $ 377,308        380,135         388,471        411,995         433,051
   Total assets                                       $ 423,419        418,388         428,149        436,977         465,604
   Deposits                                           $ 291,616        301,493         312,460        293,165         367,513
   Stockholders' equity                               $  48,801         48,538          48,744         48,159          48,046


RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Third Quarter Ended September 30, 2004 and 2003

                                                      Third           Third            Increase/(Decrease)
                                                     Quarter          Quarter          -------------------
                                                       2004             2003               $             %
                                                       ----             ----               -             -
Interest income
      Loans                                        $ 4,086,811       $ 4,770,009      $  (683,198)      -14%
      Taxable                                          925,549           583,157          342,392         59
      Tax-exempt                                        39,497            44,351           (4,854)       -11
      Other                                             11,994            85,760          (73,766)       -86
                                                   -----------       -----------      -----------
          Total interest income                      5,063,851         5,483,277         (419,426)        -8

Interest expense
      Deposits                                       1,050,918         1,778,586         (727,668)       -41
      Other borrowings                                  64,335           180,270         (115,935)       -64
      Retail Repurchase Agreements                       8,052                              8,052          0
      Federal Home Loan Bank advances                  495,192           548,888          (53,696)       -10
      Trust preferred securities                       290,855           270,889           19,966          7
                                                   -----------       -----------      -----------
          Total interest expense                     1,909,352         2,778,633         (869,281)       -31
                                                   -----------       -----------      -----------

NET INTEREST INCOME                                  3,154,499         2,704,644          449,855         17

      Provision for loan losses                        319,517                 0          319,517        N/A
                                                   -----------       -----------      -----------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                    2,834,982         2,704,644          130,338          5

Noninterest income
      Data service fees                              2,566,485         2,267,758          298,727         13
      Trust fees                                       726,417           559,327          167,090         30
      Customer service fees                            499,528           454,778           44,750         10
      Net gain on sales of loans                         7,043            88,555          (81,512)       -92
      Net realized gains (losses) on sales of
         available-for-sale securities                 112,394                 0          112,394          0
      Loan servicing fees                               91,216            81,602            9,614         12
      Gain (loss) on sale of assets                    (10,508)           54,969          (65,477)      -119
      Other income                                      87,432            76,977           10,455         14
                                                   -----------       -----------      -----------
          Total noninterest income                   4,080,007         3,583,966          496,041         14

Noninterest expense
      Salaries and employee benefits                 3,080,476         2,869,095          211,381          7
      Net occupancy expense                            235,173           245,853          (10,680)        -4
      Equipment expense                              1,099,129         1,060,990           38,139          4
      Data processing fees                              75,702           125,132          (49,430)       -40
      Professional fees                                512,476           683,673         (171,197)       -25
      Marketing expense                                 84,663           119,580          (34,917)       -29
      Printing and office supplies                      73,506           100,587          (27,081)       -27
      Telephone and communication                      171,529           166,048            5,481          3
      Postage and delivery expense                      85,747           102,069          (16,322)       -16
      State, local and other taxes                      (5,493)          149,584         (155,077)      -104
      Other expenses                                   497,620           388,450          109,170         28
                                                   -----------       -----------      -----------
          Total noninterest expense                  5,910,528         6,011,061         (100,533)        -2
                                                   -----------       -----------      -----------

INCOME BEFORE INCOME TAX EXPENSE                     1,004,461           277,549          726,912        262
      Income tax expense                               305,819            77,754          228,065        293
                                                   -----------       -----------      -----------

NET INCOME                                         $   698,642       $   199,795      $   498,847        250
                                                   ===========       ===========      ===========

Earnings per common share:
      Basic                                        $      0.15       $      0.04      $      0.11        275
                                                   ===========       ===========      ===========
      Diluted                                      $      0.15       $      0.04      $      0.11        275%
                                                   ===========       ===========      ===========

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Third Quarter Ended September 30, 2004 and Second Quarter 2004

                                                       Third            Second          Increase/(Decrease)
                                                      Quarter           Quarter         -------------------
                                                       2004              2004                $            %
                                                       ----              ----                -            -
Interest income
      Loans                                        $ 4,086,811       $ 3,936,798       $   150,013           4%
      Taxable                                          925,549           862,159            63,390           7
      Tax-exempt                                        39,497            39,171               326           1
      Other                                             11,994            10,990             1,004           9
                                                   -----------       -----------       -----------
          Total interest income                      5,063,851         4,849,118           214,733           4

Interest expense
      Deposits                                       1,050,918         1,151,545          (100,627)         -9
      Other borrowings                                  64,335            74,846           (10,511)        -14
      Retail Repurchase Agreements                       8,052             6,600             1,452          22
      Federal Home Loan Bank advances                  495,192           429,997            65,195          15
      Trust preferred securities                       290,855           276,251            14,604           5
                                                   -----------       -----------       -----------
          Total interest expense                     1,909,352         1,939,239           (29,887)         -2
                                                   -----------       -----------       -----------

NET INTEREST INCOME                                  3,154,499         2,909,879           244,620           8

      Provision for loan losses                        319,517          (340,000)          659,517         194
                                                   -----------       -----------       -----------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                    2,834,982         3,249,879          (414,897)        -13

Noninterest income
      Data service fees                              2,566,485         2,425,862           140,623           6
      Trust fees                                       726,417           732,459            (6,042)         -1
      Customer service fees                            499,528           505,340            (5,812)         -1
      Net gain on sales of loans                         7,043             9,919            (2,876)        -29
      Net realized gains (losses) on sales of
         available-for-sale securities                 112,394            62,887            49,507           0
      Loan servicing fees                               91,216            97,266            (6,050)         -6
      Gain (loss) on sale of assets                    (10,508)           96,746          (107,254)        111
      Other income                                      87,432           152,405           (64,973)        -43
                                                   -----------       -----------       -----------
          Total noninterest income                   4,080,007         4,082,884            (2,877)          0

Noninterest expense
      Salaries and employee benefits                 3,080,476         3,295,728          (215,252)         -7
      Net occupancy expense                            235,173           235,279              (106)          0
      Equipment expense                              1,099,129         1,020,485            78,644           8
      Data processing fees                              75,702            68,023             7,679          11
      Professional fees                                512,476           677,428          (164,952)        -24
      Marketing expense                                 84,663            74,571            10,092          14
      Printing and office supplies                      73,506           107,863           (34,357)        -32
      Telephone and communication                      171,529           166,643             4,886           3
      Postage and delivery expense                      85,747            85,811               (64)          0
      State, local and other taxes                      (5,493)          211,502          (216,995)       -103
      Other expenses                                   497,620           621,379          (123,759)        -20
                                                   -----------       -----------       -----------
          Total noninterest expense                  5,910,528         6,564,712          (654,184)        -10
                                                   -----------       -----------       -----------

INCOME BEFORE INCOME TAX EXPENSE                     1,004,461           768,051           236,410          31
      Income tax expense                               305,819            59,008           246,811         418
                                                   -----------       -----------       -----------

NET INCOME                                         $   698,642       $   709,043       $   (10,401)         -1
                                                   ===========       ===========       ===========

Earnings per common share:
      Basic                                        $      0.15       $      0.16       $     (0.01)         -1
                                                   ===========       ===========       ===========
      Diluted                                      $      0.15       $      0.16       $     (0.01)        -1%
                                                   ===========       ===========       ===========

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For The Nine Months Ended September 30, 2004 and 2003

                                                                                         Increase/(Decrease)
                                                   Nine Months       Nine Months         -------------------
                                                       2004              2003                $              %
                                                       ----              ----                -              -
Interest income
      Loans                                        $ 12,283,566      $ 19,922,237      $ (7,638,671)       -38%
      Taxable                                         2,570,230         2,033,479           536,751         26
      Tax-exempt                                        119,990           128,667            (8,677)        -7
      Other                                              53,059           365,989          (312,930)       --
                                                   ------------      ------------      ------------
          Total interest income                      15,026,845        22,450,372        (7,423,527)       -33

Interest expense
      Deposits                                        3,481,494         8,505,206        (5,023,712)       -59
      Other borrowings                                  297,538           424,283          (126,745)       -30
      Retail Repurchase Agreements                       23,147
      Federal Home Loan Bank advances                 1,332,752         1,802,190          (469,438)       -26
      Trust preferred securities                        843,356           803,833            39,523          5
                                                   ------------      ------------      ------------
          Total interest expense                      5,978,287        11,535,512        (5,557,225)       -48
                                                   ------------      ------------      ------------

NET INTEREST INCOME                                   9,048,558        10,914,860        (1,866,302)       -17

      Provision for loan losses                         129,517         1,494,000        (1,364,483)       -91
                                                   ------------      ------------      ------------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                     8,919,041         9,420,860          (501,819)       --

Noninterest income
      Data service fees                               7,683,585         6,677,203         1,006,382         15
      Trust fees                                      2,302,406         1,827,260           475,146         26
      Customer service fees                           1,518,714         1,650,070          (131,356)        -8
      Net gain on sales of loans                         27,090           390,965          (363,875)       -93
      Net realized gains (losses) on sales of
         available-for-sale securities                  236,356            23,632           212,724         --
      Loan servicing fees                               285,247           310,540           (25,293)        -8
      Gain (loss) on sale of assets                      67,823        20,005,581       (19,937,758)         0
      Other income                                      376,685           365,514            11,171          3
                                                   ------------      ------------      ------------
          Total noninterest income                   12,497,906        31,250,765       (18,752,859)        --

Noninterest expense
      Salaries and employee benefits                  9,631,372        10,394,061          (762,689)        -7
      Net occupancy expense                             721,878           945,422          (223,544)       -24
      Equipment expense                               3,158,707         3,177,615           (18,908)        -1
      Data processing fees                              284,159           344,212           (60,053)       -17
      Professional fees                               1,658,423         3,492,915        (1,834,492)       -53
      Marketing expense                                 263,444           313,111           (49,667)       -16
      Printing and office supplies                      327,145           399,047           (71,902)       -18
      Telephone and communication                       483,998           550,406           (66,408)       -12
      Postage and delivery expense                      262,147           434,019          (171,872)       -40
      State, local and other taxes                      409,108           477,014           (67,906)       -14
      Other expenses                                  1,564,058         2,006,099          (442,041)       -22
                                                   ------------      ------------      ------------
          Total noninterest expense                  18,764,439        22,533,921        (3,769,482)       -17
                                                   ------------      ------------      ------------

INCOME BEFORE INCOME TAX EXPENSE                      2,652,508        18,137,704       (15,485,196)       --
      Income tax expense                                632,801         6,158,877        (5,526,076)       --
                                                   ------------      ------------      ------------

NET INCOME                                         $  2,019,707      $ 11,978,827      $ (9,959,120)       --
                                                   ============      ============      ============

Earnings per common share:
      Basic                                        $       0.44      $       2.64      $      (2.20)       --
                                                   ============      ============      ============
      Diluted                                      $       0.44      $       2.63      $      (2.19)       --
                                                   ============      ============      ============

RURBAN FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - UNAUDITED
September 30, 2004, December 31, 2003 and September 30, 2003

                                                                         September            December          September
                                                                            2004                2003               2003
                                                                            ----                ----               ----
ASSETS
Cash and due from banks                                                $  12,111,512       $  14,176,952       $  16,834,072
Federal funds sold                                                         4,500,000          10,000,000           2,000,000
                                                                       -------------       -------------       -------------
      Cash and cash equivalents                                           16,611,512          24,176,952          18,834,072
Interest-earning deposits in other financial institutions                    250,000             260,000             260,000
Available-for-sale securities                                             95,599,129         107,698,595          99,860,837
Loans held for sale                                                                0             218,753             488,484
Loans, net of unearned income                                            271,827,004         284,104,311         301,785,352
Allowance for loan losses                                                 (5,368,515)        (10,181,135)        (11,256,083)
Premises and equipment, net                                               12,277,515          11,145,499          11,394,579
Federal Reserve and Federal Home Loan Bank Stock                           2,814,100           2,744,900           3,761,400
Foreclosed assets held for sale, net                                               0           1,390,552           1,167,466
Accrued interest receivable                                                2,033,254           2,000,732           2,227,737
Deferred income taxes                                                      2,583,235           2,304,264           5,397,313
Goodwill                                                                   2,144,304           2,144,304           2,144,304
Core deposits and other intangibles                                          567,992             644,987             675,864
Other assets                                                              13,359,092           6,659,158           1,750,375
                                                                       -------------       -------------       -------------

          Total assets                                                 $ 414,698,622       $ 435,311,872       $ 438,491,700
                                                                       =============       =============       =============


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
      Deposits
          Demand                                                       $  36,640,451       $  46,084,861       $  33,773,223
          Savings, NOW and money market                                   94,495,084          96,721,318         106,082,553
          Time                                                           158,846,720         174,668,570         187,169,019
                                                                       -------------       -------------       -------------
                Total deposits                                           289,982,255         317,474,749         327,024,795
      Notes payable                                                        2,300,000          10,327,599          11,239,607
      Advances from Federal Home Loan Bank                                56,000,000          39,000,000          37,500,000
      Trust preferred securities                                          10,310,000          10,000,000          10,000,000
      Accrued interest payable                                               734,751           2,347,303           2,227,395
      Retail Repurchase Agreements                                         3,017,151           3,923,754                   0
      Other liabilities                                                    2,350,706           3,855,712           2,563,997
                                                                       -------------       -------------       -------------

                Total liabilities                                        364,694,863         386,929,117         390,555,794

Shareholders' Equity
      Common stock:  stated value $2.50 per share;
        shares authorized:  10,000,000; shares issued: 4,575,702;
        shares outstanding:  2004 - 4,567,968; 2003 - 4,565,879           11,439,255          11,439,255          11,439,255
      Additional paid-in capital                                          11,004,876          11,009,268          11,009,733
      Retained earnings                                                   28,229,151          26,209,443          25,883,039
      Accumulated other comprehensive income (loss),
        net of tax of ($175,383) in 2004 and $103,589 in 2003               (340,450)            201,082             200,340
      Unearned ESOP shares                                                   (45,539)           (163,493)           (281,447)
      Treasury stock                                                        (283,534)           (312,800)           (315,014)
                                                                       -------------       -------------       -------------

                Total shareholders' equity                                50,003,759          48,382,755          47,935,906
                                                                       -------------       -------------       -------------

          Total liabilities and shareholders' equity                   $ 414,698,622       $ 435,311,872       $ 438,491,700
                                                                       =============       =============       =============